Putnam
American
Government
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We are pleased to report that Putnam American Government Income Fund delivered positive results during the semiannual period ended March 31, 2003. Returns at net asset value also outperformed its benchmark index and its Lipper category average. The details are on page 8.

The fund's performance reflects in part the management team's defensive posture against the possibility of a rise in interest rates during the period. Since rates remained low, hindsight might tempt some shareholders to have wished for more aggressive positioning. But we believe you will agree that in this current unsettled economic and market environment, erring on the side of caution was the wiser course.

In the following report, the management team provides a detailed discussion of the factors affecting the fund's results during the semiannual period. They also provide their views of the fund's prospects for the second half of fiscal 2003.

Finally, as we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 21, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam American Government Income Fund's class A shares returned
  1.94% at net asset value (NAV) and -2.87% at public offering price (POP) for the six months ended March 31, 2003.

* The fund's returns at NAV slightly outperformed its benchmark, the Lehman Intermediate Treasury Bond Index, which returned 1.52% during the same period.

* The fund's performance at NAV was also slightly ahead of the 1.44% average for its Lipper category, General U.S. Government Funds.

* See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

During the period, the fund provided positive performance while meeting its objective of seeking high current income consistent with preservation of capital. We were concerned that interest rates would rise during the period, after having fallen to historically low levels. As bond prices moved in the opposite direction of interest rates, protecting the portfolio's value was a priority; we therefore focused on defensive positioning. This translated into a shorter average maturity duration, which means we made the fund's portfolio less sensitive to changes in interest rates. We did so by focusing our Treasury security allocation on Treasury bills and short-term cash equivalents. At the same time, we emphasized mortgage-backed securities (MBSs) in order to position the fund to garner more yield than if we had invested in longer-term, higher-yielding Treasury securities. The fund also benefited from the additional yield offered by collateralized mortgage obligations (CMOs) and U.S. government agency debentures. We believe this emphasis on MBSs and other higher-yielding sectors was responsible for the fund's outperformance of its Lipper category average and its benchmark.

Fund Profile

Putnam American Government Income Fund seeks high current income, primarily by investing in U.S. government securities. The fund seeks capital preservation as a secondary objective. This fund may be suitable for investors who have an investment time horizon of at least three years to give their investment the full potential to benefit from a typical interest-rate cycle.


* MARKET OVERVIEW

Continued uncertainty and investor trepidation characterized the markets during the period. Most equity indexes posted positive returns, but remained quite volatile. This behavior reflected concern about the direction of the U.S. economy, and questions about whether consumer spending would remain healthy and if capital spending by corporations would improve. Overlaying these factors was the geopolitical uncertainty brought to bear by tenuous situations in Iraq and North Korea. In response, bonds continued to benefit somewhat from a flight to quality. Once the invasion into Iraq began, investors became more confident, moving some assets back into stocks.

As a result of this backdrop, interest rates and yields on U.S. government bonds did not vary significantly during the period. Yields on 10-year Treasury notes reached a low of 3.56% and a high of 4.26% during the period, and spent most of the period trading within an even more limited range. Yields tended to rise when market sentiment became more optimistic about the future of the economy and the outcome of events in the Middle East, and trended downward when investors became more cautious. With interest rates at historical lows, mortgage refinancings continued at a brisk pace.


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/03

Bonds

Lehman Intermediate Treasury Bond Index                           1.52%
-----------------------------------------------------------------------
Lehman Aggregate Bond Index                                       2.99%
-----------------------------------------------------------------------
Lehman Municipal Bond Index                                       1.21%
-----------------------------------------------------------------------
Credit Suisse First Boston High Yield Index                      13.24%
-----------------------------------------------------------------------

Stocks

Standard & Poor's 500 (broad market)                              5.02%
-----------------------------------------------------------------------
Russell 1000 Growth Index (growth stocks)                         6.01%
-----------------------------------------------------------------------
Russell 1000 Value Index (value stocks)                           3.90%
-----------------------------------------------------------------------
MSCI EAFE Index (stocks from Europe, Australasia,
and the Far East)                                                -2.29%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended 3/31/03.


* STRATEGY OVERVIEW

Our investment process remains unchanged. We start by deciding if MBSs or comparable Treasuries are more attractive relative to each other, given their relative valuations and our broad outlook about the economy and interest rates. Then, we choose investments within these sectors by issuer or coupon rate by analyzing relative valuation and yields. Part of this approach is to see if there are opportunities offered by securities that are not included in the benchmark. During the period, we decided to maintain an emphasis on MBSs because of the additional yield they offered. At the same time, we kept our defensive approach, positioning the Treasury portion of the portfolio in Treasury bills and short-term cash equivalents, which are less sensitive to changes in interest rates. This was done with an eye toward keeping the fund's duration relatively short. (Duration is a measure of interest-rate sensitivity. A shorter duration means that the portfolio value is less likely to decline if interest rates rise; however, if rates fall, such a portfolio will not be able to benefit as much from the ensuing bond-price increases.) We also took advantage of yield opportunities in CMOs and agency debentures, because we believed that they offered attractive yields without adding significant risk.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION]

THE FUND'S MATURITY AND DURATION*

                                      as of 9/30/02           as of 3/31/03

Average effective maturity in years        7.6                     5.8

Duration in years                          3.4                     3.5

Footnote reads:
*Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.

* HOW SECTOR ALLOCATIONS AFFECTED PERFORMANCE

The fund's allocation to MBSs helped its performance relative to the benchmark and the fund's peers. MBSs such as those issued by the Government National Mortgage Association (Ginnie Maes), the Federal National Mortgage Association (Fannie Maes), and the Federal Home Loan Mortgage Corporation (Freddie Macs) outperformed Treasuries in spite of strong prepayment activity that generally leads to mortgage-backed underperformance. In this scenario, low or falling interest rates encourage homeowners to refinance, leaving MBS holders, such as the fund, with principal prepayments that must be reinvested at lower prevailing rates. However, because interest rates remained within a fairly defined range (especially the yield on the 10-year Treasury note, upon which most mortgage rates are based), bond performance during this period was predicated more on interest income instead of better price performance from any particular sector. MBSs offered higher yields, and thus performed better than Treasuries. CMOs and agency securities also performed better than Treasuries because they offered a yield advantage over comparable Treasuries.

Performance within the MBS sector was more a reflection of bond coupon rates as opposed to particular issuers. Pools of mortgages with higher coupon rates tended to underperform because they were more susceptible to prepayments. Within the MBS allocation, we favored Fannie Maes over Ginnie Maes, with a recent focus on 15-year Fannie Maes with coupons in the 4.5% to 5% range. We consistently underweighted Ginnie Mae securities with higher coupons in the 7% to 8.5% range, because these bonds were particularly susceptible to prepayments. Instead, we focused on newly issued Ginnie Maes with coupons in the 5.5% range. We also benefited from investments in what are known as reperforming mortgage loans with 30-year maturities. These are MBSs that are purchased by Fannie Mae from Ginnie Mae after homeowners demonstrate some difficulty in meeting their mortgage payments. Fannie Mae then reissues the pools of MBSs and guarantees them. These bonds offered coupons in the 7.5% range, but with much slower prepayment activity due to the slightly impaired credit of the homeowners. As such, they were attractively priced, offered compelling yields with reduced prepayment risk, and were secured by the backing of Fannie Mae.

Our choices for Treasury investments, Treasury bills, are offered with maturities of three months, six months, and one year. We focused on shorter-term Treasuries and cash equivalents in order to shorten the duration, or interest-rate sensitivity, of the fund. We also felt that other parts of the Treasury yield curve were more prone to suffer price losses if interest rates rose.

As noted earlier, the fund also has a stake in CMOs, a different type of MBS created by separating the pools of mortgages that comprise such a security into different maturity classes, called tranches. Issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, or private issuers, CMOs are high-quality investments that typically offer slightly lower yields than conventional MBSs but provide a more stable stream of income. This positioning is consistent with our defensive focus. Our investment decisions within the agency sector were predicated on relative value. We traded into and out of different maturities as they rose and fell in price.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: pie chart TOP SECURITY WEIGHTINGS AS OF 3/31/03]

TOP SECURITY WEIGHTINGS AS OF 3/31/03*

U.S. government and
agency mortgage
obligations -- 46.3%

U.S. government and
agency obligations -- 10.5%

U.S. Treasury
obligations -- 16.3%

Collateralized mortgage
obligations -- 8.1%

Short-term
investments -- 18.8%

Footnote reads:
*Weightings are shown as a percentage of market value. Holdings will vary over time.


* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed-Income Team. The members of the team are Kevin Cronin (Portfolio Leader), Rob Bloemker (Portfolio Member), Carl Bell, Andrea Burke, D. William Kohli, Steve Horner, James Prusko, Michael Salm, John Van Tassel, and David Waldman.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe that economic growth will be modest going forward. More importantly, several factors that forced interest rates lower appear to be reversing direction. First, the federal budget is no longer in surplus. Instead, there will be a pronounced deficit going forward, made even larger by spending on the Iraq war. The significant amount of new bond issuance should force rates higher. In addition, bonds outperformed stocks from 2000 through 2002, the first time they did so three years running since 1939-1941. The equity market appears to be rebounding, increasing the possibility that the bond market will experience significant outflows from investors who had been using the safe haven of government bonds to protect their assets. Third, uncertainty about credit quality and risk, which resulted from the corporate accounting scandals, appears to be dissipating. Further, interest rates were kept low by the strong buying of U.S. assets by international investors who were seeking the relative safety of the U.S. government-bond market and because of the strength of the U.S. dollar. However, the dollar has fallen in value relative to the yen and the euro for the first time in nine years, making U.S. assets less attractive to overseas investors. Our defensive stance was constructed with all of this mind. While we may have been a bit early, we felt it was prudent to be prepared. We believe that there is a high probability bond prices will decline while yields rise, so we are looking to protect the fund's principal at the same time that we look for yield opportunities to bolster returns.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Mutual funds that invest in these government securities are not guaranteed.
Mortgage-backed securities are subject to prepayment risk.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended March 31, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See pages 9-11 for definitions of some terms used in this section.



TOTAL RETURN FOR PERIODS ENDED 3/31/03

                      Class A          Class B           Class C           Class M
(inception dates)    (3/1/85)         (5/20/94)         (7/26/99)         (2/14/95)
                    NAV    POP       NAV    CDSC       NAV    CDSC       NAV     POP
--------------------------------------------------------------------------------------
6 months           1.94%  -2.87%    1.68%  -3.32%     1.69%  0.69%      1.91%   -1.45%
--------------------------------------------------------------------------------------
1 year             9.21    4.05     8.46    3.46      8.44   7.44       8.89     5.37
--------------------------------------------------------------------------------------
5 years           34.67   28.25    29.51   27.51     29.37  29.37      32.91    28.53
Annual average     6.13    5.10     5.31    4.98      5.28   5.28       5.85     5.15
--------------------------------------------------------------------------------------
10 years          80.71   72.13    67.24   67.24     67.69  67.69      76.38    70.68
Annual average     6.10    5.58     5.28    5.28      5.31   5.31       5.84     5.49
--------------------------------------------------------------------------------------
Annual average
(life of fund)     7.45    7.16     6.56    6.56      6.65   6.65       7.12     6.93
--------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/03

                                            Lehman                Lipper
                                          Intermediate         General U.S.
                                         Treasury Bond         Gov't Funds
                                             Index           category average*
-------------------------------------------------------------------------------
6 months                                     1.52%                 1.44%
-------------------------------------------------------------------------------
1 year                                      10.60                 10.87
-------------------------------------------------------------------------------
5 years                                     41.06                 36.66
Annual average                               7.12                  6.44
-------------------------------------------------------------------------------
10 years                                    87.96                 82.52
Annual average                               6.51                  6.18
-------------------------------------------------------------------------------
Annual average
(life of fund)                               8.39                  8.14
-------------------------------------------------------------------------------

*Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/03, there were 181, 169, 128, and 58 funds, respectively, in this Lipper category.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/03

                   Class A         Class B         Class C         Class M
-------------------------------------------------------------------------------
Distributions
(number)              6               6               6               6
-------------------------------------------------------------------------------
Income             $0.144          $0.110          $0.111          $0.132
-------------------------------------------------------------------------------
Capital gains        --              --              --              --
-------------------------------------------------------------------------------
  Total            $0.144          $0.110          $0.111          $0.132
-------------------------------------------------------------------------------
Share value:    NAV      POP         NAV             NAV        NAV      POP
-------------------------------------------------------------------------------
9/30/02        $9.08    $9.53       $9.02           $9.05      $9.10    $9.41
-------------------------------------------------------------------------------
3/31/03         9.11     9.56        9.06            9.09       9.14     9.45
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 1          2.63%    2.51%       1.99%           1.98%      2.36%    2.29%
-------------------------------------------------------------------------------
Current
30-day SEC
yield 2         2.48     2.40        1.73            1.73       2.23     2.18
-------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

COMPARATIVE INDEXES

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

S&P 500 Index is an unmanaged index of common stock performance.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 chosen for their value orientation.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
March 31, 2003 (Unaudited)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (85.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government and Agency Mortgage Obligations (54.0%)
-------------------------------------------------------------------------------------------------------------------
        $13,778,677 Federal Home Loan Mortgage Corporation 7 1/2s, October 1, 2029                      $14,694,202
          9,876,215 Federal National Mortgage Association Adjustable Rate
                    Mortgages 5.982s, September 1, 2031                                                  10,252,202
                    Federal National Mortgage Association Pass-Through Certificates
         35,499,726 7 1/2s, with due dates from May 1, 2011 to May 1, 2017                               38,066,127
        327,315,688 7s, with due dates from January 1, 2023 to January 1, 2033                          345,277,316
            639,051 6 1/2s, April 1, 2031                                                                   667,546
          1,481,530 6 1/2s, with due dates from February 1, 2016 to February 1, 2017                      1,568,625
          1,620,934 6s, November 1, 2028                                                                  1,684,326
         55,099,592 5 1/2s, with due dates from December 1, 2013 to February 1, 2018                     57,262,369
                    Federal National Mortgage Association TBAs
         14,000,000 6s, March 1, 2033                                                                    14,516,040
          5,688,000 5 1/2s, April 1, 2015                                                                 5,899,525
        102,440,000 4 1/2s, May 1, 2018                                                                 103,304,389
        164,400,000 4 1/2s, April 1, 2018                                                               166,455,000
                    Government National Mortgage Association Pass-Through Certificates
          1,912,558 8 1/2s, with due dates from August 15, 2019 to October 15, 2024                       2,109,126
             17,227 8 1/2s, with due dates from February 15, 2005 to April 15, 2006                          18,037
            805,207 8s, with due dates from April 15, 2030 to May 15, 2030                                  873,191
         26,306,932 7 1/2s, with due dates from February 15, 2022 to
                    September 15, 2030                                                                   28,319,164
          2,103,178 7s, with due dates from November 15, 2022 to January 15, 2031                         2,234,551
          7,773,298 6 1/2s, with due dates from October 15, 2025 to June 15, 2031                         8,185,338
         36,561,788 6s, with due dates from October 15, 2023 to January 15, 2033                         38,237,990
         49,362,396 5 1/2s, with due dates from January 15, 2033 to February 15, 2033                    50,773,229
                                                                                                      -------------
                                                                                                        890,398,293

U.S. Government and Agency Obligations (12.2%)
-------------------------------------------------------------------------------------------------------------------
                    Fannie Mae
         18,065,000 7 1/4s, May 15, 2030                                                                 22,869,820
         47,580,000 7 1/4s, January 15, 2010                                                             57,766,640
        106,370,000 6s, with due dates from May 15, 2008 to May 15, 2011                                120,919,508
                                                                                                      -------------
                                                                                                        201,555,968

U.S. Treasury Obligations (19.0%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         16,475,000 8s, November 15, 2021                                                                22,958,819
         10,970,000 7 1/2s, November 15, 2016                                                            14,407,976
         81,962,000 6 1/4s, May 15, 2030 (SEG)                                                           97,810,090
         55,235,000 6s, February 15, 2026                                                                63,287,214
          5,910,000 4s, November 15, 2012                                                                 5,995,417
         14,624,740 U.S. Treasury Inflation Index Notes 3 5/8s, January 15, 2008                         16,368,287
                    U.S. Treasury Notes
         63,155,000 6 1/2s, February 15, 2010                                                            75,354,272
         13,190,000 4 3/8s, May 15, 2007                                                                 14,163,277
          3,281,000 3 1/2s, November 15, 2006                                                             3,419,160
                                                                                                     --------------
                                                                                                        313,764,512
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations (cost $1,385,127,985)               $1,405,718,773

COLLATERALIZED MORTGAGE OBLIGATIONS (9.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Fannie Mae
         $6,127,294 Ser. 02-T18, Class A4, 7 1/2s, 2042                                                  $6,738,011
         79,274,220 Ser. 02-T16, Class A3, 7 1/2s, 2042                                                  87,175,603
         12,259,403 Ser. 02-W4, Class A5, 7 1/2s, 2042                                                   13,481,316
          5,937,260 Ser. 01-T10, Class A2, 7 1/2s, 2041                                                   6,529,036
          2,890,827 Ser. 02-T4, Class A3, 7 1/2s, 2041                                                    3,178,960
          1,145,368 Ser. 02-T6, Class A2, 7 1/2s, 2041                                                    1,259,529
          4,092,348 Ser. 01-T12, Class A2, 7 1/2s, 2041                                                   4,500,238
          6,709,154 Ser. 01-T7, Class A1, 7 1/2s, 2041                                                    7,377,866
            370,369 Ser. 99-T2, Class A1, 7 1/2s, 2039                                                      407,284
          4,961,460 Ser. 00-T6, Class A1, 7 1/2s, 2030                                                    5,455,976
            186,114 Ser. 02-W3, Class A5, 7 1/2s, 2028                                                      204,664
         34,606,900 Ser. 2003-22, Class IO, Interest Only (IO), 6s, 2033                                  6,326,591
          1,128,568 Federal Home Loan Mortgage Corp. Structured Pass Through
                    Securities Ser. T-42, Class A5, 7 1/2s, 2042                                          1,241,054
                    Freddie Mac
         32,697,707 Ser. 2422, Class SB, IO, 6.72s, 2029                                                    827,579
         15,941,500 Ser. 2579, Class DI, IO, 5 1/2s, 2023                                                 2,937,620
          5,098,600 Ser. 2553, Class IJ, IO, 5 1/2s, 2020                                                   504,283
         31,483,674 Ser. 212, IO, 6s, 2031                                                                3,837,073
         22,314,271 Ser. 216, IO, 6s, 2032                                                                3,151,898
          5,771,041 Government National Mortgage Association Ser. 2002-59,
                    Class TI, 6s, 2026                                                                      368,827
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $165,268,585)                      $155,503,408

SHORT-TERM INVESTMENTS (21.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
       $200,000,000 Federal National Mortgage Association 1.3s, April1, 2003                           $199,992,778
         25,000,000 Federal National Mortgage Association 1.22s, April 1, 2003                           24,985,597
            976,000 U.S. Treasury Bills zero %, May 8, 2003 (SEG)                                           974,891
         70,110,000 Interest in $225,000,000 joint tri-party repurchase agreement dated
                    March 31, 2003 with Bank of America due April 1, 2003 with respect to various U.S. Government obligations -- maturity value
                    of $70,112,629 for an effective yield of 1.35%                                       70,110,000
         65,000,000 Interest in $225,000,000 joint tri-party repurchase agreement dated
                    March 31, 2003 with Goldman Sachs & Co. due April 1, 2003 with respect to various U.S. Government obligations -- maturity value
                    of $65,002,438 for an effective yield of 1.35%                                       65,000,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $361,063,266)                                   $361,063,266
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,911,459,836)                                          $1,922,285,447
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,649,187,218.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at March
      31, 2003.

      TBA after the name of a security represents to be announced securities (Note 1).

------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2003 (Unaudited)

                                   Aggregate Face  Expiration     Unrealized
                     Market Value       Value         Date       Appreciation
------------------------------------------------------------------------------
U.S. Treasury Note
5 yr. (long)         $79,563,500    $79,005,040      Jun-03        $558,460
U.S. Treasury Note
10 yr. (long)         49,740,875     49,407,958      Jun-03         332,917
------------------------------------------------------------------------------
                                                                   $891,377
------------------------------------------------------------------------------
TBA Sales Commitments at March 31, 2003 (Unaudited)
(proceeds receivable $117,578,973)

                                     Principal     Settlement        Market
Agency                                Amount          Date           Value
------------------------------------------------------------------------------
FHLMC Gold, 6s,
March 2033                          $14,000,000     4/21/03     $14,516,040
FNMA, 4 1/2s,
April 2018                          102,440,000     4/21/03     103,720,500
------------------------------------------------------------------------------
                                                               $118,236,540
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,911,459,836) (Note 1)                                                     $1,922,285,447
-------------------------------------------------------------------------------------------
Cash                                                                             15,154,414
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   12,951,450
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,554,718
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  297,634,109
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            460,043
-------------------------------------------------------------------------------------------
Total assets                                                                  2,250,040,181

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                476,627,953
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,232,404
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,267,640
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          242,880
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       112,050
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,343
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,058,200
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$117,578,973) (Note 1)                                                          118,236,540
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               72,953
-------------------------------------------------------------------------------------------
Total liabilities                                                               600,852,963
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,649,187,218

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,881,684,118
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (3,748,973)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (239,807,348)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       11,059,421
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,649,187,218

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,388,059,733 divided by 152,316,823 shares)                                        $9.11
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.11)*                                $9.56
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($216,842,128 divided by 23,935,262 shares)**                                         $9.06
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($12,824,578 divided by 1,411,182 shares)**                                           $9.09
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,252,200 divided by 1,011,818 shares)                                              $9.14
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.14)*                                $9.45
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($22,208,579 divided by 2,438,331 shares)                                             $9.11
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2003 (Unaudited)
Interest income:                                                                $30,987,754
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,597,183
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,299,051
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    24,284
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     12,238
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,735,794
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,105,837
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                64,401
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                23,893
-------------------------------------------------------------------------------------------
Other                                                                               321,467
-------------------------------------------------------------------------------------------
Total expenses                                                                    9,184,148
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (92,277)
-------------------------------------------------------------------------------------------
Net expenses                                                                      9,091,871
-------------------------------------------------------------------------------------------
Net investment income                                                            21,895,883
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 39,812,229
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     180,260
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts, and
TBA sale commitments during the period                                          (29,953,592)
-------------------------------------------------------------------------------------------
Net gain on investments                                                          10,038,897
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $31,934,780
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         March 31          September 30
                                                                            2003*                  2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $21,895,883           $65,892,575
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                       39,992,489            30,474,997
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (29,953,592)           13,175,973
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   31,934,780           109,543,545
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (22,201,314)          (64,565,936)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,745,560)           (7,241,793)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (160,746)             (389,654)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (141,724)             (392,358)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (395,512)             (841,940)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (46,551,797)          (15,107,058)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (40,261,873)           21,004,806

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 1,689,449,091         1,668,444,285
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment
income of $3,748,973 and $--, respectively)                        $1,649,187,218        $1,689,449,091
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                             March 31
operating performance                (Unaudited)                     Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.08        $8.87        $8.45        $8.42        $9.11        $8.65
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (c)                .12          .37          .46          .49          .46          .50
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .05          .26          .42          .02 (d)     (.65)         .49
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .17          .63          .88          .51         (.19)         .99
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.14)        (.42)        (.46)        (.48)        (.50)        (.53)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.14)        (.42)        (.46)        (.48)        (.50)        (.53)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.11        $9.08        $8.87        $8.45        $8.42        $9.11
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.94*        7.31        10.66         6.32        (2.12)       11.83
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,388,060   $1,412,248   $1,443,830   $1,401,126   $1,557,539   $1,500,157
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .50*         .98          .99          .97          .98         1.01
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.37*        4.24         5.30         5.84         5.30         5.72
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                315.48* (f)  339.11 (f)   372.36 (f)   447.42       240.06 (e)   316.47
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

  (e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond Fund.

  (f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.02        $8.82        $8.42        $8.39        $9.08        $8.61
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (c)                .09          .30          .39          .42          .39          .41
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .06          .25          .40          .03(d)      (.64)         .53
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .15          .55          .79          .45         (.25)         .94
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.11)        (.35)        (.39)        (.42)        (.44)        (.47)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.11)        (.35)        (.39)        (.42)        (.44)        (.47)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.06        $9.02        $8.82        $8.42        $8.39        $9.08
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.68*        6.44         9.65         5.52        (2.83)       11.20
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $216,842     $231,724     $186,429     $120,616     $165,020      $86,302
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .88*        1.73         1.74         1.72         1.73         1.76
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.00*        3.49         4.55         5.09         4.56         4.87
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                315.48* (f)  339.11 (f)   372.36 (f)   447.42       240.06 (e)   316.47
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

  (e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond Fund.

  (f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                           For the period
Per-share                            March 31                                          July 26, 1999+
operating performance               (Unaudited)         Year ended September 30         to Sept. 30
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.05        $8.85        $8.43        $8.41        $8.42
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (c)                .09          .30          .39          .42          .07
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .06          .25          .42          .03(d)        -- (f)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .15          .55          .81          .45          .07
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.11)        (.35)        (.39)        (.43)        (.08)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.11)        (.35)        (.39)        (.43)        (.08)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.09        $9.05        $8.85        $8.43        $8.41
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.69*        6.45         9.88         5.50         0.80*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $12,825      $13,839       $8,498       $3,012         $240
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .88*        1.73         1.74         1.72          .32*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.00*        3.49         4.48         5.09          .87*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                315.48* (g)  339.11 (g)   372.36 (g)   447.42       240.06 (e)
-----------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

  (e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond Fund.

  (f) Amount represents less than $0.01 per share.

  (g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.10        $8.90        $8.48        $8.45        $9.14        $8.66
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (c)                .11          .35          .44          .46          .44          .46
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .06          .24          .41          .03 (d)     (.65)         .53
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .17          .59          .85          .49         (.21)         .99
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.13)        (.39)        (.43)        (.46)        (.48)        (.51)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.13)        (.39)        (.43)        (.46)        (.48)        (.51)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.14        $9.10        $8.90        $8.48        $8.45        $9.14
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.91*        6.88        10.33         6.00        (2.36)       11.76
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,252      $10,558       $9,094       $7,057       $7,624       $3,871
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .63*        1.23         1.24         1.22         1.23         1.26
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.25*        3.98         5.05         5.59         5.06         5.34
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                315.48* (f)  339.11 (f)   372.36 (f)   447.42       240.06 (e)   316.47
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

  (e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond Fund.

  (f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                            March 31    Year ended  July 2, 2001+
operating performance               (Unaudited)   Sept. 30    to Sept. 30
---------------------------------------------------------------------------
                                        2003         2002         2001
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.07        $8.87        $8.56
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (c)                .14          .39          .11
---------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .06          .25          .31
---------------------------------------------------------------------------
Total from
investment operations                    .20          .64          .42
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.16)        (.44)        (.11)
---------------------------------------------------------------------------
Total distributions                     (.16)        (.44)        (.11)
---------------------------------------------------------------------------
Net asset value,
end of period                          $9.11        $9.07        $8.87
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.19*        7.49         4.96*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $22,209      $21,082      $20,594
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .38*         .73          .19*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.49*        4.48         1.23*
---------------------------------------------------------------------------
Portfolio turnover (%)                315.48* (d)  339.11 (d)   372.36 (d)
---------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

      The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam American Government Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, primarily through U.S. government securities, with preservation of capital as its secondary objective.

The fund offers class A, class B, class C, class M and class Y shares. Effective April 1, 2003, the fund began offering Class R shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are offered to qualified employee benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage-backed securities, are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Future and written option contracts outstanding at period end are listed after The fund's portfolio.

F) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

G) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end are listed after The fund's portfolio.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2002, the fund had a capital loss carryover of approximately $277,591,000 available to offset future capital gains, if any. This amount includes approximately $1,667,000 of capital loss carryovers acquired in connection with the fund's acquisition of the net assets of Putnam High Quality Bond Fund in 1999. The amount of the capital loss carryover that can be used to offset realized capital gains by the fund in any one year may be limited by the Internal Revenue Code and Regulations. To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset would be distributed to shareholders since any such distribution might be taxable as ordinary income. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $231,170,000    September 30, 2003
     1,667,000    September 30, 2006
    44,754,000    September 30, 2008

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2003 approximately $667,000 of losses recognized during the period November 1, 2001 to September 30, 2002.

The aggregate identified cost on a tax basis is $1,913,149,542, resulting in gross unrealized appreciation and depreciation of $23,448,713 and $14,312,808, respectively, or net unrealized appreciation of $9,135,905.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, $0.39% of the next $5 billion, and $0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2003, the fund's expenses were reduced by $92,277 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,102 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $68,517 and $435 from the sale of class A and class M shares, respectively, and received $315,168 and $3,293 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2003, Putnam Retail Management, acting as underwriter, received $184,536 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2003, cost of purchases and proceeds from sales of U.S. government and agency obligations other than short-term investments aggregated $4,451,756,456 and $4,941,686,458, respectively.

Note 4
Capital shares

At March 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 19,137,845        $172,771,927
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,693,357          15,297,752
---------------------------------------------------------------------------
                                            20,831,202         188,069,679

Shares repurchased                         (24,131,846)       (217,802,139)
---------------------------------------------------------------------------
Net decrease                                (3,300,644)       $(29,732,460)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 76,306,971        $675,946,147
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             4,709,581          41,571,843
---------------------------------------------------------------------------
                                            81,016,552         717,517,990

Shares repurchased                         (88,207,675)       (779,802,989)
---------------------------------------------------------------------------
Net decrease                                (7,191,123)       $(62,284,999)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,965,933         $53,674,074
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               248,445           2,231,785
---------------------------------------------------------------------------
                                             6,214,378          55,905,859

Shares repurchased                          (7,962,527)        (71,365,546)
---------------------------------------------------------------------------
Net decrease                                (1,748,149)       $(15,459,687)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,993,489        $123,700,759
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               643,422           5,655,066
---------------------------------------------------------------------------
                                            14,636,911         129,355,825

Shares repurchased                         (10,090,116)        (88,679,976)
---------------------------------------------------------------------------
Net increase                                 4,546,795         $40,675,849
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    372,144          $3,354,768
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                15,492             139,639
---------------------------------------------------------------------------
                                               387,636           3,494,407

Shares repurchased                            (505,382)         (4,537,685)
---------------------------------------------------------------------------
Net decrease                                  (117,746)        $(1,043,278)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,774,708         $15,707,263
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                37,738             332,578
---------------------------------------------------------------------------
                                             1,812,446          16,039,841

Shares repurchased                          (1,244,008)        (10,954,686)
---------------------------------------------------------------------------
Net increase                                   568,438          $5,085,155
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    329,172          $2,990,306
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                13,981             127,660
---------------------------------------------------------------------------
                                               343,153           3,117,966

Shares repurchased                            (490,920)         (4,434,305)
---------------------------------------------------------------------------
Net decrease                                  (147,767)        $(1,316,339)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    920,237          $8,181,734
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                39,528             350,097
---------------------------------------------------------------------------
                                               959,765           8,531,831

Shares repurchased                            (822,311)         (7,275,423)
---------------------------------------------------------------------------
Net increase                                   137,454          $1,256,408
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,208,013         $10,888,733
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                43,833             395,512
---------------------------------------------------------------------------
                                             1,251,846          11,284,245

Shares repurchased                          (1,137,410)        (10,284,278)
---------------------------------------------------------------------------
Net increase                                   114,436            $999,967
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,037,132         $18,107,007
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                95,223             841,940
---------------------------------------------------------------------------
                                             2,132,355          18,948,947

Shares repurchased                          (2,130,714)        (18,788,418)
---------------------------------------------------------------------------
Net increase                                     1,641            $160,529
---------------------------------------------------------------------------


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Kevin M. Cronin
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA027-88626  033/292/895  5/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam American Government Income Fund
Supplement to Semiannual Report dated 3/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 3/31/03

                                                                        NAV

6 months                                                               2.19%
1 year                                                                 9.63
5 years                                                               35.28
Annual average                                                         6.23
10 years                                                              81.53
Annual average                                                         6.14
Life of fund (since class A inception, 3/1/85)
Annual average                                                         7.48

Share value:                                                            NAV

9/30/02                                                               $9.07
3/31/03                                                               $9.11

----------------------------------------------------------------------------

Distributions:       No.    Income     Capital gains                  Total
                      6     $0.156          --                       $0.156
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.